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                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                            ______________________________


                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) September 23, 1997
                                                 ------------------

                         Tanger Factory Outlet Centers, Inc.
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                  (Exact Name of Registrant as Specified in Charter)


North Carolina                       1-11986                          56-1815473
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(State or Other Jurisdiction       (Commission                     (IRS Employer
     of Incorporation)             File Number)              Identification No.)



1400 West Northwood Street, Greensboro, North Carolina                     27408
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (910) 274-1666
                                                   --------------


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            (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)  EXHIBITS

Exhibit No.                        Description
-----------                        -----------

4(h)        Form of Common Share Certificate

4(i) Amended and Restated Articles of Incorporation of the Company (incorporated by reference to the Annual Report on Form 10-K for the fiscal year ended December 31, 1996)


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Tanger Factory Outlet Centers, Inc.
                                  ---------------------------------------------
                                            (Registrant)



Date September 23, 1997      By /s/ Frank Marchisello
     ------------------         -----------------------------------------------
                             Name:     Frank Marchisello
                             Title:    Vice President/Chief Financial Officer